                                                                Exhibit 99.1

                            Joint Filer Information

Name of Joint Filer:                         Ascendant Sponsor LP III

Address of Joint Filer:                      c/o Ascendant Digital Acquisition
                                             Corp. III
                                             667 Madison Avenue, 5th Floor
                                             New York, New York 10065

Relationship of Joint Filer to Issuer:       10% Owner, Director

Issuer Name and Ticker or Trading Symbol:    Ascendant Digital Acquisition
                                             Corp. III [ACND]

Date of Event Requiring Statement:
(Month/Day/Year):                            11/09/2021

Name of Joint Filer:                         Ascendant Sponsor GP III LLC

Address of Joint Filer:                      c/o Ascendant Digital Acquisition
                                             Corp. III
                                             667 Madison Avenue, 5th Floor
                                             New York, New York 10065

Relationship of Joint Filer to Issuer:       10% Owner, Director

Issuer Name and Ticker or Trading Symbol:    Ascendant Digital Acquisition
                                             Corp. III [ACND]

Date of Event Requiring Statement:
(Month/Day/Year):                            11/09/2021

Name of Joint Filer:                         David Gomberg

Address of Joint Filer:                      c/o Ascendant Digital Acquisition
                                             Corp. III
                                             667 Madison Avenue, 5th Floor
                                             New York, New York 10065

Relationship of Joint Filer to Issuer:       10% Owner, Director, Officer

Issuer Name and Ticker or Trading Symbol:    Ascendant Digital Acquisition
                                             Corp. III [ACND]

Date of Event Requiring Statement:
(Month/Day/Year):                            11/09/2021